                               AMENDMENT NO. 3 TO


                            INVESTOR RIGHTS AGREEMENT

                  This AMENDMENT NO. 3 TO INVESTOR RIGHTS AGREEMENT (this "Amendment No. 3") is made as of August 31, 2000 by and among Lineo, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule 1 hereto (individually and collectively, the "Series A Investors"), the investors listed on Schedule 2 hereto (individually and collectively, the "Series B Investors"), the investors listed on Schedule 3 hereto (individually and collectively, the "Series C Investors"), and Metrowerks Holdings, Inc., a Delaware corporation ("Metrowerks") with respect to that certain Investor Rights Agreement dated February 17, 2000 by and among the Company and the Series A Investors (the "Investor Rights Agreement"). The Series A Investors, Series B Investors, Series C Investors, and Metrowerks, are sometimes individually referred to herein as an "Investor," or collectively as the "Investors."

                  WHEREAS, in connection with their purchase of shares of the Company's Series A Convertible Preferred Stock, the Series A Investors were extended certain registration, information and inspection rights as set forth in the Investor Rights Agreement,

                  WHEREAS, in connection with their purchase of shares of the Company's Series B Convertible Preferred Stock, the Series B Investors were extended certain registration, information and inspection rights as set forth in Amendment No. 1 to the Investor Rights Agreement dated March 15, 2000 ("Amendment No. 1"),

                  WHEREAS, in connection with their purchase of shares of the Company's Series C Convertible Preferred Stock, the Series C Investors were extended certain registration, information and inspection rights as set forth in Amendment No. 2 to the Investor Rights Agreement dated April __, 2000 ("Amendment No. 2"), and

                  WHEREAS, the Company, the Series A Investors, the Series B Investors and the Series C Investors wish to amend the registration, information and inspection rights set forth in the Investor Rights Agreement, Amendment No. 1 and Amendment No. 2, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Company is willing to grant such registration, information and inspection rights to Metrowerks as set forth in the Investor Rights Agreement, as amended by Amendment No. 1 and Amendment No. 2;

                  NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants, and conditions set forth herein and in the Warrant Purchase Agreement of even date herewith (the "Warrant Purchase Agreement") the parties hereto mutually agree to amend the Investor Rights Agreement to provide as follows:

1.       DEFINITIONS.

                  A. The definition of "Registrable Securities" set forth in the Investor Rights Agreement is hereby deleted in its entirety and replaced with the following definition:



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                  "Registrable Securities" shall mean any shares of Common Stock now or hereafter held by the Investors and permitted assignees (or subject to acquisition by the Investors and permitted assignees upon exercise of the Warrant issued to Metrowerks pursuant to the Warrant Purchase Agreement (the "Warrant"), conversion of Series A Preferred Stock, Series B Convertible Preferred Stock, $.001 par value per share, of the Company ("Series B Preferred Stock") or Series C Convertible Preferred Stock, $.001 par value per share, of the Company ("Series C Preferred Stock")), including any shares issued by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that if a Holder owns the Warrant, Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, the Holder may exercise its registration rights hereunder by exercising the Warrant or converting the shares to be sold publicly into Common Stock as of the closing of the relevant offering and shall not be required to exercise the Warrant or cause such Series A Preferred Stock, Series B Preferred Stock or Series C
                  Preferred Stock to be converted to Common Stock until and unless such closing occurs; and provided, further, that any Common Stock that is sold in a registered sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 thereunder, or that may be sold without restriction as to volume or otherwise pursuant to Rule 144 under the Securities Act (as confirmed by an unqualified opinion of counsel to the Company), shall not be deemed Registrable Securities.

2.       MISCELLANEOUS.

         2.1 RATIFICATION. Except as expressly set forth in this Amendment No. 3, the terms of the Investor Rights Agreement, as amended by Amendment No. 1, and Amendment No. 2 shall remain in full force and effect. In the event of a conflict between the terms of this Amendment No. 3 and the terms of the Investor Rights Agreement, as amended by Amendment No. 1 and Amendment No. 2, the terms of this Amendment No. 3 shall control.

         2.2 SPECIFIC ENFORCEMENT. The Company, the Series A Investors, the Series B Investors and the Series C Investors expressly agree that they will be irreparably damaged if this Amendment No. 3 is not specifically enforced. Upon a breach or threatened breach of the terms, covenants and/or conditions of this Amendment No. 3 by any party, the Company and the Series A, B and C Investors shall, in addition to all other remedies, each be entitled to a temporary or permanent injunction, without showing any actual damage, and/or a decree for specific performance, in accordance with the provisions of this Amendment No. 3.

         2.3 NOTICES. Unless otherwise provided, any notice under this Amendment No. 3 shall be in writing and shall be deemed given (i) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (ii) one (1) day (or five



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(5) days in the case of
international deliveries) after the deposit with a nationally recognized overnight courier, having specified next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

         2.4 GOVERNING LAW. This Amendment No. 3 shall be governed by and construed under the laws of the State of Delaware without regard to principles of conflict of laws.

         2.5 SUCCESSORS AND ASSIGNS. The terms and conditions of this Amendment No. 3 shall inure to the benefit of and be binding on the respective successors and assigns of the parties.

         2.6 SEVERABILITY. If one or more provisions of this Amendment No. 3 are held to be unenforceable under applicable law, such provision shall be excluded from this Amendment No. 3, and the balance of this Amendment No. 3 shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         2.7 COUNTERPARTS. This Amendment No. 3 may be executed in two or more counterparts, including counterparts transmitted by telecopier or telefax, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         2.8 AUTHORIZATION. Each party represents that this Amendment No. 3 has been duly authorized, executed and delivered by such party and constitutes a valid and binding obligation of such party, enforceable against such party in accordance with its terms.

         2.9 LEGEND. Each certificate evidencing any of the shares of capital stock of the Company owned by the Series A Investors, Series B Investors, or Series C Investors shall bear a legend substantially as follows:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN INVESTOR RIGHTS AGREEMENT DATED AS OF FEBRUARY 17, 2000, AS AT ANY TIME AMENDED, AND MAY NOT BE SOLD, TRANSFERRED OR ENCUMBERED EXCEPT IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.

                            [Signature pages follow]

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                  IN WITNESS WHEREOF, the parties have executed this Amendment
No. 3 as of the date first above written.


COMPANY:

Lineo, Inc.,
a Delaware corporation



By: ___________________________________________
         Bryan Sparks, President and Chairman



SERIES A INVESTORS

Egan-Managed Capital, L.P.



By       EMC Partners, L.P.,
         its General Partner



By___________________________
         Michael H. Shanahan
         General Partner

Motorola, Inc.



By: ______________________
   Its: _____________________



The Canopy Group, Inc.



By: ______________________
   Its: _____________________

                               SERIES B INVESTORS


Acer Investment Worldwide               Rainer Investors, LLC

By:  _____________________________      By:  ______________________________
Its: _____________________________      Its: ______________________________

AII Holding                             Samsung Electro-Mechanics Co., Ltd.

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Arima Computer Corporation              Seligman New Technologies Fund, Inc.

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Brilliant World Limited                 Seligman Investment Opportunities
                                        (Master) Fund - NTV II Portfolio

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Budworth Investments Limited            Silver Star Developments Limited

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Compal Electronics, Inc.                Summit Law Group, PLLC

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Egan-Managed Capital, L.P.              Wisecom Investments, LLC

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Exchange Place Investments, LLC

By:  ____________________________
Its: ____________________________

                               SERIES C INVESTORS

Access Co., Ltd.                        Armando and Isabelle Geday

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Angel Partners                          Global Alliance Inc.

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Astoria Capital Partners, L.P.          Hikari Tsushin, Inc.

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Alain Bankier                           Technocom Ventures

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Citrix Development Corporation          David Jubb

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Francois Chateau                        MC Silicon Valley, Inc.

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

DRW Venture Partners LP                 Mitsubishi International Corporation

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

DaiShin Information & Communications    Seligman Communications and Information
Co., LTD                                Fund, Inc.

By:  ____________________________       By:  ______________________________
Its: ____________________________       Its: ______________________________

Seligman Investment Opportunities (Master)
Fund - NTV II Portfolio
By:  ____________________________
Its: ____________________________

Seligman New Technologies Fund, Inc.
By:  ____________________________
Its: ____________________________

Brigham Enterprises LLC
By:  ____________________________
Its: ____________________________

Steve Young Family Foundation
By:  ____________________________
Its: ____________________________

Andre Taliercio
By:  ____________________________
Its: ____________________________

METROWERKS:

Metrowerks Holdings, Inc.,
a Delaware corporation

By:  ____________________________
Its: ____________________________

                                   SCHEDULE 1


                               SERIES A INVESTORS


Egan-Managed Capital, L.P.
Motorola, Inc
The Canopy Group, Inc.

                                   SCHEDULE 2


                               SERIES B INVESTORS


Acer Investment Worldwide
AII Holding
Arima Computer Corporation
Brilliant World Limited
Budworth Investments Limited
Compal Electronics, Inc.
Egan-Managed Capital, L.P.
Exchange Place Investments, LLC
Rainier Investors, LLC
Samsung Electro-Mechanics Co., Ltd.
Seligman New Technologies Fund, Inc.
Seligman Investment Opportunities (Master) Fund - NTV II Portfolio Silver Star Developments Limited
Summit Law Group, PLLC
Wisecom Investments, LLC

                                   SCHEDULE 3


                               SERIES C INVESTORS

Access Co., Ltd.
Angel Partners
Astoria Capital Partners, L.P.
Alain Bankier
Citrix Development Corporation
Francois Chateau
DRW Venture Partners LP
DaiShin Information & Communications Co., LTD
Armando and Isabelle Geday
Global Alliance Inc.
Hikari Tsushin, Inc.
Technocom Ventures
David Jubb
MC Silicon Valley, Inc.
Mitsubishi International Corporation
Seligman Communications and Information Fund, Inc.
Seligman Investment Opportunities (Master) Fund - NTV II Portfolio Seligman New Technologies Fund, Inc.
Brigham Enterprises LLC
Steve Young Family Foundation
Andre Taliercio